PURCHASE AGREEMENT

THIS AGREEMENT made as of the 31st day of December, 1998.

BETWEEN:

UNITED TRANS-WESTERN, INC., a corporation duly incorporated pursuant to the laws of the State of Delaware and having an office located at 600 - 3795 Carey Road, Victoria,
British Columbia

		(hereinafter called the "Vendor")

					OF THE FIRST PART

AND:

LANDSTAR, INC. ,a company duly incorporated pursuant to the
laws of the State of Nevada and having an office located at
5505 North Indian Trail, Tucson, AZ  85750

		(hereinafter called the "Purchaser")

					OF THE SECOND PART

WHEREAS:

A. 		The Vendor has purchased or otherwise secured
joint venture rights to a proprietary technology and chemical formulation and process which allows the reactivation of used rubber for reintroduction into the manufacturing process, which technology is more particularly set out in Exhibit A hereto (the "Technology").

B.		The Purchaser wishes to purchase the Technology
from the Vendor on the terms and conditions and for the consideration herein set out.

NOW THEREFORE WITNESSETH THAT in consideration of the mutual covenants and representations contained herein, the sufficiency of which is acknowledged by the parties hereto, the parties agree as follows:

PURCHASE AND SALE

The Vendor hereby agrees to sell, assign and transfer to the Purchaser and the Purchaser hereby agrees to Purchase and pay for the Technology upon the terms and conditions hereinafter set forth.

PURCHASE PRICE AND PAYMENT

In
consideration of the Purchase and sale of the Technology the Purchaser shall pay to the Vendor the Purchase Price of USD
$2,225,000 as follows:

	USD $25,000 as a non-refundable
down payment, payable upon the execution of this Agreement;

USD $75,000 on or before
February 28, 1998; and

issue to the Vendor
EIGHT MILLION FIVE HUNDRED THOUSAND (8,500,000) fully paid and non-assessable common shares of the Purchaser at a deemed value of USD$0.25 per share (or USD $2,125,000) for the complete interest, to be paid and transferred to the Vendor free of any trading restrictions which limit the ability of the vendor to transfer or hypothecate the Shares, subject only to those restrictions which may be imposed by the Securities and Exchange Commission and subject to the terms of a voluntary pooling agreement


The share consideration being paid by the Purchaser shall be paid and transferred to the Vendor upon the Purchaser receiving from the appropriate regulatory authorities such approval as is necessary for the Purchaser to complete the terms of this Agreement.

		The Vendor
will be entitled to receive from the Purchaser a share certificate or share certificates representing the number of shares in the capital of the Purchaser to which the Vendor is entitled, on or before that day which is ten (10) business days from the date on which approval for this agreement is received by the Purchaser from the appropriate regulatory authorities.

REPRESENTATIONS AND WARRANTIES OF THE VENDOR

The Vendor covenants and agrees with the Purchaser and represents to the Purchaser as follows:

that the Vendor has good and
sufficient authority to enter into this Agreement on the terms, covenants and conditions herein set forth, and the Vendor agrees to duly observe, comply with and carry out each and every of such terms, covenants and conditions;

that no person, firm or
corporation now has any agreement or option or any right capable of becoming an agreement or option for the purchase from the Vendor of the Technology; and

	The Vendor
acknowledges that the Purchaser is relying upon the warranties and representations contained herein in entering into this agreement and that the Purchaser relied upon such warranties and representations at the time the Agreement was entered into by the parties. Notwithstanding any prior understanding, agreement, intention or representation made by or between the parties prior to the date of this agreement, the Vendor hereby expressly acknowledges and agrees that the representations and warranties contained in this clause were and are deemed to be made and effective from and including the date on which the Agreement was entered into by the parties.

 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser
hereby warrants and represents to the Vendors that:

the Purchaser is a company duly
incorporated pursuant to the laws of the State of Nevada, the shares of which are publicly traded on the NASDAQ - OTC Bulletin
Board quotation system;

the Purchaser has the power and
capacity to enter into this Agreement and to complete the transaction contemplated herein; and

the Purchaser has an authorized
capital of 100,000,000 common shares without par value and that no other class of share capital has been authorized or is outstanding.

		EXECUTION OF FURTHER AGREEMENTS

	The parties
hereto agree to execute such agreements, make such undertakings and do all things necessary to bring this agreement into force and effect, including, but not limited to, entering such agreements as are required by the regulatory authorities having jurisdiction over the transaction contemplated hereby.

INDEMNIFICATION

	The Vendor
covenants and agrees to indemnify and save harmless the Purchaser of and from any loss, claim, damage, cost or expense whatsoever arising out of, under or pursuant to any breach of any representation, warranty or covenant of the Vendor contained in this agreement.

		NOTICE

	Any notice to be
given hereunder shall be in writing and may be delivered personally. Any item to be delivered to the Vendors shall be addressed to the Vendor at the address of the Vendor first above written.

Any notice to be delivered to the Purchaser shall be addressed to the Purchaser at:

Landstar, Inc.
Suite 700 - 605 Robson Street
Vancouver, British Columbia
V6B 5J3

Notice shall be deemed to have been received at the time of delivery.

GENERAL

This Agreement
constitutes the entire agreement between the parties hereto with respect to the sale by the Vendor and the purchase by the Purchaser of the Technology and there are no representations, warranties or agreements collateral hereto, expressed or implied, other than as herein expressly set forth.

This Agreement
shall not be assignable by the Purchaser or the Vendor without the written consent of the other party first having been obtained.

Forbearance or
indulgence of the Vendor or the Purchaser, in any regard whatsoever shall not constitute estoppel, acquiescence or a waiver a waiver
by the Vendor or the Purchaser as the case may be of such covenant or condition and, until complete performance or observance by the Purchaser, or the Vendor, as the case may be, of such covenant or condition, the Vendor or the Purchaser shall be entitled to invoke any remedy available to it under this Agreement or by law, despite any such forbearance or indulgence. This Agreement shall not be amended except in writing signed by the parties hereto.

Time shall be of
the essence in this Agreement.

This Agreement
shall enure to the benefit of and be binding upon the Purchaser and its respective heirs, executors, administrators and permitted assigns and to the benefit of and be binding upon the Vendor and its successors and assigns.

This Agreement
shall be governed by and interpreted in accordance with the laws in effect in British Columbia, and is subject to the exclusive jurisdiction of the Courts of British Columbia.

IN WITNESS WHEREOF the Purchaser and Vendor have hereunto affixed their hands and seals the day and year first above written.

THE CORPORATE SEAL OF 			)
UNITED TRANS-WESTERN, INC. 		)
was hereunto affixed in the		)
presence of:				)
/s/ D. Elroy Fimrite			)	C/S
--------------------			)
Authorized Signatory			)
						)
						)
-------------------			)
Authorized Signatory			)
						)
THE CORPORATE SEAL OF 			)
LANDSTAR, INC. was 			)
hereunto affixed in the			)
presence of:				)
						)	C/S
/s/ Robyn Durling						)
--------------------			)
Authorized Signatory			)
						)
--------------------			)
Authorized Signatory			)